UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 20, 2006

Virgin River Casino Corporation
RBG, LLC
B & B B, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-123179	88-0238611 86-0860535 88-0254007
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

897 West Mesquite Boulevard, Mesquite, Nevada	89027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 346-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Virgin River Casino Corporation, RBG, LLC, and B & B B, Inc. (collectively, the “Company”) intend to market and eventually sell approximately 350 acres of land owned by RBG, LLC’s subsidiary, Casablanca Resorts, LLC, in the state of Arizona adjacent to Mesquite, Nevada, including the land underlying the Palms Golf Course.

A copy of the September 20, 2006 press release announcing the proposed marketing and sale of the golf course property is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

99.1  Text of press release dated September 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin River Casino Corporation

Date: September 20, 2006
	By:	\s\ Curt Mayer
Curt Mayer
	Its:	Chief Financial Officer

Date: September 20, 2006	RBG, LLC

	By:	\s\ Curt Mayer
Curt Mayer
	Its:	Chief Financial Officer

Date: September 20, 2006	B & B B, Inc.

	By:	\s\ Curt Mayer
Curt Mayer
	Its:	Chief Financial Officer